CORPORATE
HIGH YIELD
FUND, INC.








FUND LOGO









Semi-Annual Report

November 30, 1996




Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol
COY





This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



CORPORATE HIGH YIELD FUND, INC.


The Benefits and
Risks of
Leveraging

Corporate High Yield Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Quality Ratings

The quality ratings of securities in the Fund as of November 30, 1996 were as follows:

                                        Percent of
Rating                                  Net Assets

A                                              1%
B                                             62
BB                                            29
C                                              7
NR(Not Rated)                                 16

DEAR SHAREHOLDER


High-Yield Market Overview
High-yield bonds turned in a respectable performance during the six-month period ended November 30, 1996, but underperformed other financial alternatives. The high-yield market, as measured by the unmanaged Merrill Lynch High Yield Index II, returned +7.8% during the six months ended November 30, 1996. This compares to the ten-year Treasury bond which returned 9.1% and the unmanaged Standard & Poor's 500 Index which returned +13.1% during the same six-month period. We believe the relative underperformance of high-yield bonds reflects the ongoing overvaluation of the high-yield market. As we pointed out in our May 31, 1996 report to shareholders, the high-yield market, as measured by the Merrill Lynch Master Index, stood at a historically narrow spread of near 300 basis points (3.00%) relative to ten-year Treasury bonds. Typically, investors in the high-yield market have demanded a wider spread than this to compensate for the greater credit risk of owning high-yield bonds. While the spread between high-yield bonds and ten-year Treasury bonds has widened to 337 basis points, we continue to believe that the high-yield market will underperform in the next period.

Supporting the high-yield market in the past year has been a low default rate of 0.62% for the first ten months of 1996 as compared to 1.18% for the first ten months of last year. A receptive equity market has allowed high-yield issuers to reduce debt, and acquisition activity has favorably affected many bonds in our universe. Cash flow levels into the high-yield market have supported prices as high-yield mutual funds have taken in on average $1 billion per month through October 31, 1996.

Fund Performance
For the six months ended November 30, 1996, total investment return on the Fund's Common Stock was +5.90%, based on a change in the per share net asset value from $13.68 to $13.73, and assuming reinvestment of $0.736 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.59%.

Leverage Strategy
For the six months ended November 30, 1996, the Fund was on average 11.6% leveraged. In other words, the Fund borrowed on average the equivalent of 11.6% of its total assets. On November 30, 1996, the Fund was 15% leveraged, having borrowed $53.6 million of the $130 million credit line available at an average borrowing cost of 5.67%.

Although we slightly increased the Fund's use of leverage, we have attempted to mitigate the impact of any downturn in the market by investing borrowings in bonds that we believe have limited downside risk under most economic scenarios. While such bonds generally have limited upside as well, we earn a modest incremental return on the difference between the bond's coupon and the interest rate we pay on our bank borrowings. Given our cautious outlook on the high-yield market and our expectation that high-yield bonds will underperform other fixed-income alternatives in the immediate future, we will remain conservative in our use of leverage. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Fund Strategy and Portfolio
Characteristics
Given our cautious view on the future direction of the high-yield market, we have made an effort to modestly upgrade the quality of the portfolio, adding to the BB-rated category when we were able to find bonds at a good value. Among BB-rated names which we added are Advanced Micro Devices Inc., First PV Funding (an electric utility in New Mexico), Lenfest Communications, Inc. (a cable TV company), and Building Materials Corporation of America (the manufacturer of Timberline roofing).

At the end of the November 30, 1996 period, major industries represented in the portfolio as a percentage of total long-term investments included: communications, 16.1%; energy, 11.6%;
utilities, 8.6%; broadcasting/ cable, 7.6%; and paper, 6.5%. The average maturity of the portfolio at November 30, 1996 was 6 years, 3 months.

In Conclusion
We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial goals in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager







(Elizabeth M. Phillips)
Elizabeth M. Phillips
Vice President and Portfolio Manager


December 24, 1996



Proxy Results

During the six-month period ended November 30, 1996, Corporate High Yield Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the annual stockholders' meeting on September 9, 1996. The description of each proposal and number of shares voted are as follows:

                                                                       Shares Voted        Shares Voted
                                                                           For          Without Authority
1. To elect the Fund's Board of Directors:  Joe Grills                  21,366,998            512,887
                                            Walter Mintz                21,362,819            517,066
                                            Robert S. Salomon Jr.       21,362,849            517,036
                                            Melvin R. Seiden            21,364,327            515,558
                                            Stephen B. Swensrud         21,366,444            513,441
                                            Arthur Zeikel               21,361,058            518,827

                                                               Shares Voted       Shares Voted     Shares Voted
                                                                   For              Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.    21,352,862           127,880          399,143

SCHEDULE OF INVESTMENTS
                     S&P    Moody's     Face                                                                         Value
INDUSTRIES          Rating  Rating     Amount              Corporate Bonds                             Cost        (Note 1a)
Airlines--1.8%                                    USAir Inc.:
                      B+      B1   $ 2,760,056     11.20% due 3/19/2005**                         $  2,428,849  $  2,935,540
                      B+      B1       500,000     10.375% due 3/01/2013                               477,500       510,000
                      B+      B1       368,000     Series A, 10.33% due 6/27/2002                      386,113       372,320
                      B+      B1       740,000     Series C, 10.33% due 6/27/2002                      776,423       748,688
                      B+      B1       892,000     Series D, 10.33% due 6/27/2002                      935,904       902,472
                                                                                                  ------------  ------------
                                                                                                     5,004,789     5,469,020

Automotive--0.7%      B       B3     1,875,000    Collins & Aikman Corp., 11.50% due 4/15/2006       1,875,000     2,001,563

Broadcasting &        B-      B2     3,750,000    EZ Communications, Inc., 9.75% due 12/01/2005      3,796,875     3,796,875
Publishing--6.1%      BB      Ba3    3,750,000    Grupo Televisa S.A., 11.375% due 5/15/2003         3,750,000     3,989,063
                      B       B3     5,000,000    Katz Corporation (The), 12.75% due 11/15/2002      5,418,750     5,581,250
                      NR+++   NR+++  3,904,346    SCI Television Inc., 8.50% due 6/30/1998           3,909,226     3,904,346
                      B       B2     1,500,000    Sinclair Broadcast Group, Inc., 10% due
                                                   9/30/2005                                         1,483,125     1,515,000
                                                                                                  ------------  ------------
                                                                                                    18,357,976    18,786,534

Broadcasting/         CCC+    Caa    7,463,099    American Telecasting, Inc., 13.651%* due
Cable--8.5%                                        6/15/2004                                         5,432,071     4,627,121
                      CCC     Caa    6,922,000    Australis Media Ltd., 14.12%* due
                                                   5/15/2003 (b)                                     4,309,295     3,634,050
                      B+      B2     1,500,000    Bell Cablemedia PLC, 9.898%* due 7/15/2004         1,254,599     1,282,500
                      B       B2     3,000,000  ++Intermedia Capital Partners LP, 11.25%
                                                   due 8/01/2006                                     3,011,250     3,030,000
                      NR+++   NR+++  3,500,000    International Cabletel Inc., Series B,
                                                   11.643%* due 2/01/2006                            2,174,647     2,240,000
                      BB-     B2     3,000,000    Lenfest Communications, Inc., 10.50% due
                                                   6/15/2006                                         3,043,125     3,150,000
                      B+      B3     6,160,000    Videotron Holdings PLC, 11.125%* due
                                                   7/01/2004                                         4,410,750     5,297,600
                      B       B3     5,747,000    Wireless One Inc., 13.50%* due 8/01/2006 (e)       3,123,239     2,816,030
                                                                                                  ------------  ------------
                                                                                                    26,758,976    26,077,301

Building              BB      B1     5,500,000    Building Materials Corporation of America,
Materials--2.2%                                    10.466%* due 7/01/2004                            4,416,452     4,730,000
                      BB      B1     1,875,000  ++CEMEX S.A. de C.V., 12.75% due 7/15/2006           1,875,000     2,085,938
                                                                                                  ------------  ------------
                                                                                                     6,291,452     6,815,938

Chemicals--0.7%       BB+     Ba3    2,000,000    Veridian Inc., 9.75% due 4/01/2003                 1,942,500     2,180,000

Communications--      B+      B2     3,750,000    Call-Net Enterprises Inc., 10.927%* due
17.9%                                              12/01/2004                                        2,945,436     3,046,875
                      CCC+    B3     6,750,000    Cellular Communications, Inc., 11.89%* due
                                                   8/15/2000                                         4,389,273     4,455,000
                      NR+++   Caa    3,000,000    Cencall Communications Corp., 13.935%* due
                                                   1/15/2004                                         1,950,960     1,995,000
                      NR+++   NR+++  2,500,000  ++Comtel Brasileir Ltd., 10.75% due
                                                   9/26/2004                                         2,500,000     2,583,750
                      B+      B3     6,208,000    Comunicacion Celular, 13.154%* due
                                                   11/15/2003                                        3,741,349     4,112,800
                      NR+++   NR+++  6,312,000    EchoStar Communications Corp., 13.615%*
                                                   due 6/01/2004                                     4,411,488     5,112,720
                      NR+++   NR+++  5,000,000    Microcell Telecommunications Inc., 13.471%*
                                                   due 6/01/2006                                     2,647,547     2,700,000
                      B-      B3     3,750,000    Millicom International Cellular S.A.,
                                                   14.162%* due 6/01/2006                            1,981,943     2,231,250
                      B-      B3     3,850,000    Nextel Communications Inc., 13.675%* due
                                                   8/15/2004                                         2,453,669     2,545,812
                      NR+++   NR+++  3,750,000    Nextlink Communications Inc., 12.50% due
                                                   4/15/2006                                         3,750,000     3,946,875
                      B       B3     9,285,000    PanAmSat L.P., 11.375%* due 8/01/2003              7,791,725     8,542,200
                      BB-     B2     5,000,000    Rogers Communications Inc., 10.875% due
                                                   4/15/2004                                         5,015,625     5,250,000
                      BB-     B1     5,000,000    Telefonica de Argentina S.A., 11.875% due
                                                   11/01/2004                                        4,900,400     5,506,250
                      B-      B3     3,000,000  ++Western Wireless Corp., 10.50% due
                                                   2/01/2007                                         2,987,813     3,093,750
                                                                                                  ------------  ------------
                                                                                                    51,467,228    55,122,282

Computer              BB-     Ba1    3,000,000    Advanced Micro Devices Inc., 11% due
Services--1.7%                                     8/01/2003                                         3,116,250     3,247,500
                      B       B2     2,000,000  ++Celestica International Inc., 10.50% due
                                                   12/31/2006                                        2,000,000     2,065,000
                                                                                                  ------------  ------------
                                                                                                     5,116,250     5,312,500

Conglomerates--       B+      B1     5,000,000    Coltec Industries, Inc., 10.25% due
3.4%                                               4/01/2002                                         5,325,000     5,312,500
                                                  Sequa Corp.:
                      B+      B1     2,000,000     9.625% due 10/15/1999                             2,055,000     2,050,000
                      B+      B3     3,000,000     9.375% due 12/15/2003                             2,941,250     3,075,000
                                                                                                  ------------  ------------
                                                                                                    10,321,250    10,437,500

Consumer Products--   B       NR+++  5,000,000    Coleman Holdings, Inc., 10.70%* due
4.8%                                               5/27/1998                                         4,284,050     4,200,000
                      B-      B2     4,459,000    Polymer Group Inc., 12.25% due 7/15/2002           4,501,813     4,904,900
                                                  Revlon Consumer Products Corp.:
                      B       B2     1,500,000     9.50% due 6/01/1999                               1,372,365     1,545,000
                      B       B2     1,500,000     9.375% due 4/01/2001                              1,364,932     1,533,750
                      B-      B2     2,250,000    Samsonite Corporation, 11.125% due 7/15/2005       2,175,938     2,452,500
                                                                                                  ------------  ------------
                                                                                                    13,699,098    14,636,150

Consumer Services--   B       B2     3,325,000    Affinity Group, Inc., 11.50% due 10/15/2003        3,340,625     3,478,781
1.1%

Diversified--1.4%     NR+++   B3     3,750,000    Crain Industries Inc., 13.50% due 8/15/2005        3,770,625     4,209,375

Energy--12.9%         B       B2     3,375,000    Benton Oil & Gas Co., 11.625% due 5/01/2003        3,375,000     3,712,500
                      BB      B2     1,000,000    California Energy Company, Inc., 9.875%
                                                   due 6/30/2003                                     1,000,000     1,042,500
                      B+      B1     4,275,000    Clark R&M Holdings, Inc., 10.536%* due
                                                   2/15/2000                                         3,071,287     3,078,000
                      NR+++   NR+++  6,500,000    Consolidated Hydro Inc., 12%* due 7/15/2003        5,396,174     1,950,000
                      BB+     Ba2    5,000,000    Gulf Canada Resources Ltd., 9% due 8/15/1999       4,950,000     5,275,000
                      B-      B1     3,250,000    KCS Energy Inc., 11% due 1/15/2003                 3,338,125     3,388,125
                      BB-     B1     2,250,000    Maxus Energy Corp., 11.50% due 11/15/2015          2,345,625     2,362,500
                      BBB-    Baa3   5,000,000  ++Oleoducts Central S.A., 9.35% due 9/01/2005        5,000,000     5,200,000
                      NR+++   NR+++  4,000,000  ++Transamerican Exploration, 14% due 9/19/1998       3,960,000     4,000,000
                      CCC+    Caa    3,000,000    Transamerican Refining Corporation, 16.50%
                                                   due 2/15/2002                                     3,003,333     2,992,500
                      BB-     Ba3    5,000,000    TransTexas Gas Corp., 11.50% due 6/15/2002         5,000,000     5,425,000
                      BB-     B1     1,250,000    Yacimientos Petroliferos Fiscales S.A.
                                                   (ADR), 8% due 2/15/2004 (d)                         806,250     1,187,500
                                                                                                  ------------  ------------
                                                                                                    41,245,794    39,613,625

Financial Services--  BB-     B1     5,000,000    Reliance Group Holdings Inc., 9.75% due
1.7%                                               11/15/2003                                        5,008,750     5,175,000


SCHEDULE OF INVESTMENTS (continued)
                     S&P    Moody's     Face                                                                         Value
INDUSTRIES          Rating  Rating     Amount              Corporate Bonds                             Cost        (Note 1a)
Food & Beverage--     B+      B1   $ 2,000,000    Coca-Cola Bottling Group, 9% due 11/15/2003     $  2,000,000  $  2,040,000
3.0%                  B       B3     2,500,000    Curtice-Burns Foods, Inc., 12.25% due
                                                   2/01/2005                                         2,500,000     2,575,000
                      CCC+    Caa    5,000,000    Fresh Del Monte Produce, 10% due 5/01/2003         4,801,875     4,775,000
                                                                                                  ------------  ------------
                                                                                                     9,301,875     9,390,000

Foreign Government    BB-     B1     4,000,000    Republic of Argentina, Global Bonds, 8.375%
Obligations--1.2%                                  due 12/20/2003                                    2,798,750     3,720,000

Gaming--6.0%          BB      Ba3    2,500,000    Bally's Park Place, Inc., 9.25% due
                                                   3/15/2004                                         2,116,250     2,755,250
                      A       A3     3,000,000    California Hotel Finance Corp., 11% due
                                                   12/01/2002                                        3,135,000     3,112,500
                      B+      B2     6,000,000    Greate Bay Property Funding Corp., 10.875%
                                                   due 1/15/2004                                     5,930,000     5,160,000
                      D       Caa    5,000,000    Harrah's Jazz Company, 14.25% due
                                                   11/15/2001 (c)                                    5,000,000     2,625,000
                      BB-     B1     5,000,000    Trump Atlantic City, 11.25% due 5/01/2006          5,000,000     4,725,000
                                                                                                  ------------  ------------
                                                                                                    21,181,250    18,377,750

Health Services--     B       B3     3,000,000  ++Imed Corp., 9.75% due 12/01/2006                   3,022,500     3,022,500
2.6%                  B+      B1     4,500,000    Quorum Health Group, 11.875% due 12/15/2002        4,972,500     4,966,875
                                                                                                  ------------  ------------
                                                                                                     7,995,000     7,989,375

Home-Builders--       B+      B1     2,250,000    Ryland Group, Inc., 10.50% due 7/01/2006           2,215,958     2,317,500
0.7%

Metals & Mining--     B-      B2     4,200,000    Kaiser Aluminum & Chemical Corp., 12.75%
3.7%                                               due 2/01/2003                                     4,389,000     4,431,000
                      B-      B3     8,000,000    Maxxam Group, Inc., 12.25%* due 8/01/2003          6,560,557     6,800,000
                                                                                                  ------------  ------------
                                                                                                    10,949,557    11,231,000

Packaging--0.6%                                   Anchor Glass Container Corp.:
                      CCC-    Caa    2,250,000     10.25% due 6/30/2002                              1,567,500     1,485,000
                      CCC-    Ca     4,250,000     9.875% due 12/15/2008                             1,636,250       276,250
                                                                                                  ------------  ------------
                                                                                                     3,203,750     1,761,250

Paper--7.3%           B+      B1     4,000,000    Container Corporation of America, 9.75%
                                                   due 4/01/2003                                     4,080,000     4,170,000
                      B       B3     3,375,000    Crown Paper Co., 11% due 9/01/2005                 3,142,969     3,113,437
                      BB-     Ba3    2,750,000    Doman Industries Ltd., 8.75% due 3/15/2004         2,515,625     2,564,375
                                                  Repap New Brunswick, Inc.:
                      BB-     B1     2,000,000     9.875% due 7/15/2000                              2,000,000     1,980,000
                      B+      B3     1,500,000     10.625% due 4/15/2005                             1,421,250     1,455,000
                      BB-     B2     3,000,000    Repap Wisconsin Finance, Inc., 9.25% due
                                                   2/01/2002                                         2,638,750     2,932,500
                      B       B3     2,250,000    Riverwood International Corp., 10.875% due
                                                   4/01/2008                                         2,233,125     2,025,000
                      B+      B1     4,000,000    S.D. Warren Co., 12% due 12/15/2004                4,000,000     4,200,000
                                                                                                  ------------  ------------
                                                                                                    22,031,719    22,440,312

Printing &            B       B3     2,250,000    MDC Communications Corp., 10.50% due
Publishing--0.7%                                   12/01/2006                                        2,250,000     2,250,000

Real Estate--1.4%     NR+++   NR+++  6,975,000    Rockefeller Center Properties, Inc.
                                                   (Convertible), 11.075%* due 12/31/2000            4,535,884     4,219,875

Specialty Retailing-- B-      B3     4,000,000    Specialty Retailers, Inc., 11% due
1.4%                                               8/15/2003                                         4,000,000     4,160,000

Supermarkets--0.2%    B-      B3       637,000    Grand Union Co., 12% due 9/01/2004                   645,002       661,684

Textiles--0.7%        B-      Caa    3,250,000    Decorative Home Accents, Inc., 13% due
                                                   6/30/2002                                         3,232,535     2,145,000

Transportation--0.7%  BB      Ba2    2,250,000    Transportacion Maritima Mexicana S.A. de
                                                   C.V., 10% due 11/15/2006                          2,241,562     2,269,687

Transportation        BB-     Ba2    4,000,000    Eletson Holdings, Inc., 9.25% due 11/15/2003       4,013,750     4,020,000
Services--6.4%        BB-     B1     3,750,000    Sea Containers Ltd., 12.50% due 12/01/2004         4,106,250     4,106,250
                      B-      B3     4,250,000    Transtar Holdings L.P., 12.625%* due
                                                   12/15/2003                                        2,968,133     3,230,000
                      B       B2     5,250,000    Trism Inc., 10.75% due 12/15/2000                  5,000,625     5,013,750
                      BB      Ba2    3,150,000    Viking Star Shipping Co., Inc., 9.625% due
                                                   7/15/2003                                         2,919,500     3,291,750
                                                                                                  ------------  ------------
                                                                                                    19,008,258    19,661,750

Utilities--9.5%       B+      B1     2,954,000    Beaver Valley Funding Corp., 9% due
                                                   6/01/2017                                         2,281,160     2,907,474
                                                  CTC Mansfield Funding Corp.:
                      B+      Ba3    1,994,000     10.25% due 3/30/2003                              1,850,060     2,037,350
                      B+      Ba3    3,000,000     11.125% due 9/30/2016                             3,213,750     3,316,890
                      B       Ba3    3,116,000    First PV Funding, 10.30% due 1/15/2014             3,316,409     3,302,960
                      BB-     B1     4,000,000    Metrogas S.A., 12% due 8/15/2000                   3,997,500     4,325,000
                      BB-     Ba3    3,879,091    Midland Cogeneration Venture Limited
                                                   Partnership, 10.33% due 7/23/2002**               3,801,509     4,121,534
                      B+      B1     4,000,000    Texas-New Mexico Power Co., 10.75% due
                                                   9/15/2003                                         4,085,000     4,300,000
                      NR+++   NR+++  5,106,532  ++Tucson Electric & Power Co., 10.21% due
                                                   1/01/2009**                                       4,798,574     5,005,627
                                                                                                  ------------  ------------
                                                                                                    27,343,962    29,316,835

Waste Management--    D       Ca     4,000,000    Mid-American Waste Systems, Inc., 12.25%
0.5%                                               due 2/15/2003 (c)                                 4,000,000     1,600,000

                                                  Total Investments in Corporate Bonds--111.5%     341,135,375   342,827,587

                                    Shares Held   Common Stocks

Broadcasting--1.0%                     191,747    On Command Corp.                                   5,573,706     3,115,889

Communications--                        37,404    EchoStar Communications Corp.                        265,736       981,855
0.4%

Supermarkets--0.1%                      70,697    Grand Union Co.                                    4,152,500       406,508

Textiles--0.0%                           3,250  ++Decorative Home Accents, Inc.                         24,965        17,875

                                                  Total Investments in Common Stocks--1.5%          10,016,907     4,522,127


SCHEDULE OF INVESTMENTS (concluded)
                                        Shares                                                                       Value
INDUSTRIES                               Held              Preferred Stocks & Warrants                 Cost        (Note 1a)
Broadcasting--1.1%                      61,015    On Command Corp. (Warrants) (a)                 $    488,120  $    366,090
                                         3,000  ++Paxson Communications Corp. (Convertible)          3,000,000     2,820,000
                                                                                                  ------------  ------------
                                                                                                     3,488,120     3,186,090

Broadcasting &                          95,665    K-III Communications Corp.                         2,606,871     2,570,997
Publishing--0.8%

Broadcasting/Cable--                    45,725    American Telecasting, Inc. (Warrants) (a)                  0        91,450
0.0%

Communications--                         3,750    Cellular Communications International Inc.
0.1%                                               (Warrants) (a)                                       90,489        56,250
                                         6,208  ++Comunicacion Celular (Warrants) (a)                    6,782        45,008
                                        20,000    Microcell Telecommunications Inc.
                                                   (Warrants) (a)                                      281,574       120,000
                                        20,000    Microcell Telecommunications Inc.
                                                   (Warrants) (a)                                            0         5,000
                                                                                                  ------------  ------------
                                                                                                       378,845       226,258

Energy--0.0%                            16,835    Transamerican Refining Corporation
                                                   (Warrants) (a)                                       40,388        33,670

                                                  Total Investments in Preferred Stocks &
                                                   Warrants--2.0%                                    6,514,224     6,108,465

                                    Face Amount            Short-Term Securities

Commercial                            $104,000    General Electric Capital Corp., 5.70% due
Paper***--0.0%                                     12/02/1996                                          104,000       104,000

                                                  Total Investments in Short-Term Securities
                                                  --0.0%                                               104,000       104,000

                                                  Total Investments--115.0%                       $357,770,506   353,562,179
                                                                                                  ============
                                                  Liabilities in Excess of Other Assets--
                                                  (15.0%)                                                        (46,083,612)
                                                                                                                ------------
                                                  Net Assets--100.0%                                            $307,478,567
                                                                                                                ============

                   (a)Warrants entitle the Fund to purchase a predetermined
                      number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
                   (b)Each $1,000 face amount contains one warrant of Australis
                      Media Ltd.
                   (c)Non-income producing security.
                   (d)American Depositary Receipts (ADR).
                   (e)Each $1,000 face amount contains one warrant of Wireless
                      One Inc.
                     *Represents a zero coupon or step bond; the interest rate
                      shown is the effective yield at the time of purchase by the Fund.
                    **Subject to principal paydowns.
                   ***Commercial Paper is traded on a discount basis; the
                      interest rate shown is the discount rate paid at the time of purchase by the Fund.
                   +++Not Rated.
                    ++Restricted securities as to resale. The value of the
                      Fund's investment in restricted securities was approximately $32,969,000, representing 10.7% of net assets.

                                                                       Acquisition                          Value
                      Issue                                              Date(s)           Cost           (Note 1a)
                      CEMEX S.A. de C.V., 12.75% due 7/15/2006          7/16/1996     $ 1,875,000       $ 2,085,938
                      Celestica International Inc., 10.50%
                        due 12/31/2006                                 11/12/1996       2,000,000         2,065,000
                      Comunicacion Celular (Warrants)                  11/17/1995           6,782            45,008
                      Comtel Brasileir Ltd., 10.75% due 9/26/2004       9/18/1996       2,500,000         2,583,750
                      Decorative Home Accents, Inc.                    6/30/1995-
                                                                        9/20/1995          24,965            17,875
                      Imed Corp., 9.75% due 12/01/2006                 11/21/1996       3,022,500         3,022,500
                      Intermedia Capital Partners LP, 11.25%
                        due 8/01/2006                                  11/21/1996       3,011,250         3,030,000
                      Oleoducts Central S.A., 9.35% due 9/01/2005       6/21/1995       5,000,000         5,200,000
                      Paxson Communications Corp. (Convertible)        10/01/1996       3,000,000         2,820,000
                      Transamerican Exploration, 14% due 9/19/1998      9/17/1996       3,960,000         4,000,000
                      Tucson Electric & Power Co., 10.21% due
                        1/01/2009                                      6/25/1993-
                                                                        7/28/1993       4,798,574         5,005,627
                      Western Wireless Corp., 10.50% due 2/01/2007    10/18/1996-
                                                                       10/24/1996       2,987,813         3,093,750

                      Total                                                           $32,186,884       $32,969,448
                                                                                      ===========       ===========

                      See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$357,770,506) (Note 1a)                         $353,562,179
                    Receivables:
                      Interest                                                             $  7,009,386
                      Securities sold                                                         1,012,500        8,021,886
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      35,459
                    Prepaid expenses and other assets                                                          1,542,148
                                                                                                            ------------
                    Total assets                                                                             363,161,672
                                                                                                            ------------

Liabilities:        Loans (Note 5)                                                                            53,600,000
                    Payables:
                      Interest on loans (Note 5)                                                387,858
                      Investment adviser (Note 2)                                               147,029          534,887
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     1,548,218
                                                                                                            ------------
                    Total liabilities                                                                         55,683,105
                                                                                                            ------------

Net Assets:         Net assets                                                                              $307,478,567
                                                                                                            ============

Capital:            Common Stock, $.10 par value, 200,000,000 shares authorized                             $  2,239,860
                    Paid-in capital in excess of par                                                         313,203,056
                    Undistributed investment income--net                                                       2,681,474
                    Accumulated realized capital losses on investments--net (Note 6)                          (6,437,496)
                    Unrealized depreciation on investments--net                                               (4,208,327)
                                                                                                            ------------
                    Total--Equivalent to $13.73 per share based on 22,398,601 shares
                    of capital stock outstanding (market price $14.25)                                      $307,478,567
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1996
Investment Income   Interest and discount earned                                                            $ 18,223,179
(Note 1d):          Dividends                                                                                    137,519
                    Other                                                                                        127,535
                                                                                                            ------------
                    Total income                                                                              18,488,233
                                                                                                            ------------

Expenses:           Loan interest expense (Note 5)                                                             1,126,951
                    Investment advisory fees (Note 2)                                                            850,623
                    Borrowing costs (Note 5)                                                                      87,590
                    Professional fees                                                                             45,667
                    Transfer agent fees                                                                           32,184
                    Accounting services (Note 2)                                                                  28,903
                    Printing and shareholder reports                                                              26,864
                    Directors' fees and expenses                                                                  21,366
                    Custodian fees                                                                                13,780
                    Amortization of organization expenses (Note 1e)                                                9,122
                    Pricing services                                                                               4,029
                    Listing fees                                                                                     133
                    Other                                                                                         22,260
                                                                                                            ------------
                    Total expenses                                                                             2,269,472
                                                                                                            ------------
                    Investment income--net                                                                    16,218,761
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,309,278)
Unrealized          Change in unrealized depreciation on investments--net                                      2,488,886
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 17,398,369
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six         For the
                                                                                          Months Ended       Year Ended
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 1996     May 31, 1995
Operations:         Investment income--net                                                 $ 16,218,761     $ 31,817,802
                    Realized gain (loss) on investments--net                                 (1,309,278)       3,786,936
                    Change in unrealized depreciation on investments--net                     2,488,886        3,322,391
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     17,398,369       38,927,129
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                  (16,320,064)     (31,825,075)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                            (16,320,064)     (31,825,075)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                 5,495,855        6,516,883
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock transactions        5,495,855        6,516,883
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              6,574,160       13,618,937
                    Beginning of period                                                     300,904,407      287,285,470
                                                                                           ------------     ------------
                    End of period*                                                         $307,478,567     $300,904,407
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,681,474     $  2,782,777
                                                                                           ============     ============

                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Six Months Ended November 30, 1996
Cash Provided by    Net increase in net assets resulting from operations                                    $ 17,398,369
Operating           Adjustments to reconcile net increase (decrease) in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Decrease in receivables                                                                    860,149
                      Increase in other assets                                                                (1,506,494)
                      Increase in other liabilities                                                            1,281,501
                      Realized and unrealized gain on investments--net                                        (1,179,608)
                      Amortization of discount                                                                (4,811,787)
                                                                                                            ------------
                    Net cash provided by operating activities                                                 12,042,130
                                                                                                            ------------

Cash Provided by    Proceeds from sales of long-term investments                                             107,260,765
Investing           Purchases of long-term investments                                                      (108,093,107)
Activities:         Purchases of short-term investments                                                     (144,616,146)
                    Proceeds from sales and maturities of short-term investments                             145,540,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                     91,512
                                                                                                            ------------

Cash Used for       Cash receipts from borrowings                                                             67,000,000
Financing           Cash payments on borrowings                                                              (67,400,000)
Activities:         Dividends paid to shareholders                                                           (11,733,652)
                                                                                                            ------------
                    Net cash used for financing activities                                                   (12,133,652)
                                                                                                            ------------

Cash:               Net decrease in cash                                                                             (10)
                    Cash at beginning of period                                                                       10
                                                                                                            ------------
                    Cash at end of period                                                                   $          0
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $  1,196,969
Information:                                                                                                ============

Non-Cash Financing  Reinvestment of dividends paid to shareholders                                          $  5,495,855
Activities:                                                                                                 ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                                 For the
                    The following per share data and ratios have been          For the                            Period
                    derived from information provided in the financial        Six Months                         June 25,
                    statements.                                                 Ended         For the Year      1993++ to
                                                                               Nov. 30,       Ended May 31,       May 31,
                    Increase (Decrease) in Net Asset Value:                    1996++++   1996++++    1995++++     1994
Per Share           Net asset value, beginning of period                      $  13.68   $  13.35    $  13.21   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .73       1.46        1.62       1.30
                    Realized and unrealized gain (loss) on investments
                    --net                                                          .06        .33         .14      (1.10)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .79       1.79        1.76        .20
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.74)     (1.46)      (1.62)     (1.17)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.73   $  13.68    $  13.35   $  13.21
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $  14.25   $ 13.375    $ 13.625   $ 13.875
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             12.42%+++   9.35%      11.67%       .36%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                           5.90%+++  14.15%      14.92%      1.08%+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, excluding interest expense                          .67%*      .70%        .69%       .68%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.33%*     1.62%       2.53%      1.76%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       9.53%*     9.20%       9.03%      7.55%*
                                                                              ========   ========    ========   ========

Leverage:           Amount of borrowings (in thousands)                       $ 53,600   $ 54,000    $ 46,000   $124,000
                                                                              ========   ========    ========   ========
                    Average amount of borrowings outstanding during
                    the period (in thousands)                                 $ 39,232   $ 49,424    $107,934   $ 98,601
                                                                              ========   ========    ========   ========
                    Average amount of borrowings outstanding per
                    share during the period                                   $   1.77   $   2.27    $   5.13   $   4.78
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $307,479   $300,904    $287,285   $272,737
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          31.40%     65.68%      45.73%     45.82%
                                                                              ========   ========    ========   ========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrow-ings used for leverage.

For the six months ended November 30, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $2,456 for providing security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1996 were $108,093,107 and $105,909,011, respectively.

Net realized and unrealized losses as of November 30, 1996 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $(1,309,278)  $ (4,208,327)
                                  -----------   ------------
Total                             $(1,309,278)  $ (4,208,327)
                                  ===========   ============

As of November 30, 1996, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $4,208,327, of which $16,983,458 related to appreciated securities and $21,191,785 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for Federal income tax purposes was $357,770,506.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. For the six months ended November 30, 1996, shares issued and outstanding increased by 402,497 to 22,398,601 as a result of dividend reinvestment. At November 30, 1996, total paid-in capital amounted to $315,442,916.

5. Short-Term Borrowings:
On August 13, 1996, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLPF&S. The agreement is a $130,000,000 credit facility bearing interest at the Federal Funds Rate plus .25% and/or LIBOR plus .25%. For the six months ended November 30, 1996, the maximum amount borrowed was $54,000,000, the average amount borrowed was approximately $39,232,000 and the daily weighted average interest rate was 5.76%. For the six months ended November 30, 1996, facility and commitment fees aggregated approximately $87,590.

6. Capital Loss Carryforward:
At May 31, 1996, the Fund had a capital loss carryforward of approximately $5,926,000, of which $4,106,000 expires in 2003 and $1,820,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On December 2, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.115939 per share, payable on December 19, 1996 to shareholders of record as of December 12, 1996.



PORTFOLIO INFORMATION
                                                                                                             Percent of Total
                                                                                                             Long-Term Assets
Ten Largest            PanAmSat L.P.           PanAmSat operates communications satellites covering an area
Holdings               11.375%   8/01/2003     that includes 97% of the world's population, especially
                                               focused on Latin America and Asia. The company recently
                                               agreed to be acquired by Hughes Galaxy.                                   2.8%

                       Maxxam Group, Inc.      Maxxam is a holding company whose affiliate, Kaiser Aluminum,
                       12.25%    8/01/2003     is a leading producer of aluminum. Kaiser's common stock
                                               secures these bonds. Through subsidiaries, Pacific Lumber and
                                               Britt Lumber, Maxxam is the largest producer of premium-grade
                                               redwood lumber in the world.                                              2.2

                       Katz Corporation (The)  Katz is the largest broadcast media representation firm in the
                       12.75%    11/15/2002    United States. The company sells and markets national spot
                                               advertising air time for television and radio stations.                   1.8

                       Telefonica de           Telefonica de Argentina provides monopoly telephone service to
                       Argentina S.A.          the southern half of Argentina, including about half the
                       11.875%   11/01/2004    Buenos Aires metropolitan area where nearly one third of
                                               Argentina's population is located.                                        1.8

                       USAir Inc.              USAir is the sixth-largest US airline with major hubs in
                       10.33%    6/27/2002     Pittsburgh, Charlotte, Philadelphia and Baltimore. Our
                       11.20%    3/19/2005     investment is in equipment Trust certificates secured by
                       10.375%   3/01/2013     modern, saleable aircraft.                                                1.8

                       TransTexas Gas Corp.    TransTexas is an independent exploration and production company
                       11.50%    6/15/2002     with operations primarily in the Lower Wilcox Lobo Trend in south Texas. The company also owns a pipeline and gathering
                                               system and a drilling services operation.                                 1.8

                       CTC Mansfield Funding   CTC Mansfield is a subsidiary of Centerior Energy Corp., a
                       Corp.                   utility in the Midwest that has recently agreed to merge with
                       10.25%    3/30/2003     Ohio Edison Co. Our bonds are secured lease obligation bonds
                       11.125%   9/30/2016     secured by an economically viable, fully scrubbed, coal-fired
                                               power generating plant.                                                   1.7

                       Coltec Industries,      Coltec is a conglomerate operating in the aerospace, automotive
                       Inc.                    and industrial sectors. Products are targeted at both original
                       10.25%    4/01/2002     equipment manufacturers and the aftermarket.                              1.7

                       Videotron Holdings      Videotron is a start-up cable TV/telephone company operating
                       PLC                     primarily in London. The company is owned 56% by Le Groupe
                       11.125%   7/01/2004     Videotron Ltee of Canada and 26% by a partnership between Bell
                                               Canada and Cable and Wireless PLC. Le Groupe Videotron has
                                               agreed to sell its stake to Bell Cablemedia and Cable and
                                               Wireless.                                                                 1.7

                       Gulf Canada Resources   This company is one of Canada's leading independent producers
                       Ltd.                    of crude oil, natural gas liquids and natural gas. Gulf Canada's
                       9%        8/15/1999     oil and gas exploration activities are focused primarily in
                                               western Canada.                                                           1.7

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